UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 29, 2026

Commission File Number: 001-14965

The Goldman Sachs Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	13-4019460
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)
200 West Street, New York, N.Y.	10282
(Address of principal executive offices)	(Zip Code)

(212) 902-1000

(Registrant’s telephone number, including area code)

____________________

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Exchange on which registered
Title of each class	Trading Symbol
Common stock, par value $.01 per share	GS	NYSE
Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series A	GS PrA	NYSE
Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series C	GS PrC	NYSE
Depositary Shares, Each Representing 1/1,000th Interest in a Share of Floating Rate Non-Cumulative Preferred Stock, Series D	GS PrD	NYSE
5.793% Fixed-to-Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital II	GS/43PE	NYSE
Floating Rate Normal Automatic Preferred Enhanced Capital Securities of Goldman Sachs Capital III	GS/43PF	NYSE
Medium-Term Notes, Series F, Callable Fixed and Floating Rate Notes due March 2031 of GS Finance Corp.	GS/31B	NYSE
Medium-Term Notes, Series F, Callable Fixed and Floating Rate Notes due May 2031 of GS Finance Corp.	GS/31X	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The Annual Meeting was held on April 29, 2026.

(b) The results of the matters submitted to a shareholder vote at the Annual Meeting were as follows:

Election of Directors: Our shareholders elected the following 13 directors to each serve a one-year term expiring on the date of our 2027 annual meeting of shareholders or until his or her successor has been duly chosen and qualified.

	For	Against	Abstain	Broker Non‑Votes
Michele Burns	207,542,535	10,272,167	876,593	35,368,534
Mark Flaherty	212,454,569	5,351,462	885,264	35,368,534
Kimberley Harris	160,999,482	56,946,945	744,868	35,368,534
John Hess	210,334,960	7,907,427	448,908	35,368,534
Kevin Johnson	211,286,540	6,950,461	454,294	35,368,534
Ellen Kullman	208,509,917	9,571,448	609,930	35,368,534
KC McClure	215,288,547	2,798,124	604,624	35,368,534
Thomas Montag	214,891,201	3,590,176	209,918	35,368,534
Peter Oppenheimer	207,386,370	10,429,366	875,559	35,368,534
David Solomon	207,386,777	10,882,560	421,958	35,368,534
Jan Tighe	215,272,803	2,822,194	596,298	35,368,534
David Viniar	203,479,678	14,586,879	624,738	35,368,534
John Waldron	215,386,544	2,865,726	439,025	35,368,534

Advisory Vote to Approve Executive Compensation (“Say on Pay”): Our shareholders approved the advisory Say on Pay proposal.

For	Against	Abstain	Broker Non‑Votes
153,743,916	63,974,950	972,429	35,368,534

Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm: Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.

For	Against	Abstain
239,689,453	13,925,817	444,559

Shareholder Proposal Regarding Special Shareholder Meeting Thresholds: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non‑Votes
80,499,426	137,565,083	626,786	35,368,534

Shareholder Proposal Regarding Disclosure of Energy Supply Ratio: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non‑Votes
39,993,303	177,047,898	1,650,094	35,368,534

Shareholder Proposal Regarding Lobbying Disclosure: Our shareholders did not approve this proposal.

For	Against	Abstain	Broker Non‑Votes
82,476,204	134,698,724	1,516,367	35,368,534

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE GOLDMAN SACHS GROUP, INC.
(Registrant)

Date: May 1, 2026 By /s/ Kathryn H. Ruemmler
Name: Kathryn H. Ruemmler
Title: Chief Legal Officer and General Counsel